Exhibit 10.4

Prepared by and
when recorded return to:
R. Andrew George, Esq.

101 East Kennedy Boulevard
Suite 2800
Tampa, Florida 33602
Phone: (813) 229-7600

RELEASE OF MORTGAGE

THIS RELEASE OF MORTGAGE is made and given as of the 26th day of February, 2010, by Gators Lender, LLC, a Florida limited liability company (the “Mortgagee”), to and for the benefit of Cortez 114, LLC, a Florida limited liability company (“Mortgagor”).

W I T N E S S E T H:

WHEREAS, Mortgagee is the owner and holder of a certain Mortgage and Security Agreement from Mortgagor dated October 22, 2009 and recorded at O.R. Book 2693, Page 1931, of the Public Records of Hernando County, Florida (the “Mortgage”), which Mortgage secures Mortgagor’s Absolute Guaranty of Payment and Performance dated October 22, 2009 (the “Guaranty”), which guarantees due performance and prompt payment of all sums owed to Mortgagee under that certain $1,750,000.00 loan made by Mortgagee to UTEK Corporation, a Delaware corporation, and UTEK Real Estate Holdings, Inc., a Florida corporation (collectively, the “Borrower”), which loan is evidenced inter alia by that certain Promissory Note dated October 22, 2009 in the original principal amount of $1,750,000.00; and,

WHEREAS, the Guaranty secured by the Mortgage is further secured by that certain UCC-1 Financing Statement recorded in the Public Records of Hernando County, Florida at O.R. Book 2693, Page 1957 (the “Financing Statement”); and,

WHEREAS, Mortgagor has requested that Mortgagee release the lien and operation of the Mortgage and Financing Statement, and Mortgagee is willing to do so;

NOW, THEREFORE, for and in consideration of the sum of Ten U.S. Dollars (U.S.$10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Mortgagee does hereby remise, release, quit-claim, exonerate and discharge the property encumbered by the Mortgage from the Mortgage and hereby directs the Clerk of the Circuit Court for Hernando County, Florida, to cancel the same of record. Mortgagee does hereby further direct the Clerk of the Circuit Court for Hernando County, Florida, to release, terminate and cancel the Financing Statement.

IN WITNESS WHEREOF, Mortgagee has executed this instrument as of the day and year first above written.

Signed, sealed and delivered
in the presence of:		GATORS LENDER, LLC,
a Florida limited liability company

/s/ Matthew Hatfield
(Witness Signature)
Print Name:	Matthew Hatfield	By:	/s/ David L. Redmond
		Name:	David L. Redmond
		Title:	Authorized Agent

/s/ Lynn A. Carter			Address:
(Witness Signature)			5308 E. Longboat Blvd.
Print Name:	Lynn A. Carter		Tampa, Florida 33615
Attn: Martin Schaffel, Sole Manager

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 26th day of February, 2010, by Martin Schaffel, as the Sole Manager of Gators Lender, LLC, a Florida limited liability company, on behalf of the company. He is personally known to me or who has produced drivers license as identification.

/s/ Lynn A. Carter
Notary Public - (Signature)
Print Name	Lynn A. Carter

My Commission Expires:

2